Semiannual Report
SHORT-TERM
BOND FUND

NOVEMBER 30, 2002
T. ROWE PRICE(R)

TABLE OF CONTENTS

Highlights                                        1
Portfolio Manager's Report                        2
   Economy and Interest Rates                     2
   Performance and Strategy                       3
   Outlook                                        5
Performance Comparison                            6
Financial Highlights                              7
Statement of Net Assets                           8
Statement of Operations                          18
Statement of Changes in Net Assets               19
Notes to Financial Statements                    20
About the Fund's Directors and Officers          25


REPORTS ON THE WEB

SIGN UP FOR OUR E-MAIL PROGRAM, AND YOU CAN BEGIN TO RECEIVE UPDATED FUND REPORTS AND PROSPECTUSES ONLINE RATHER THAN THROUGH THE MAIL. LOG ON TO YOUR ACCOUNT AT WWW.TROWEPRICE COM FOR MORE INFORMATION.

HIGHLIGHTS

o Short-term bond yields remained low in the 6- and 12-month periods ended November 30, 2002. o Falling yields aided total returns for high-quality securities.

o Your fund posted better results than the peer group. o With interest rates low, returns are expected to remain modest but relatively stable.

PERFORMANCE COMPARISON

Periods Ended 11/30/02                           6 Months              12 Months
.................................................................................
Short-Term Bond Fund                                2.40%                  3.87%
Lipper Short Investment-Grade
  Debt Funds Average                                1.93                   3.18
Lehman Brothers 1-3 Year
  U.S. Government/Credit Index                      3.37                   5.19


PRICE AND YIELD                                   5/31/02               11/30/02
--------------------------------------------------------------------------------
Price Per Share                                     $4.75                  $4.76
Dividends Per Share
    For 6 months                                     0.12                   0.10
    For 12 months                                    0.25                   0.22
30-Day Dividend Yield *                             4.88%                  4.08%

30-Day Standardized
Yield to Maturity                                    4.47                   3.53

* Dividends earned for the last 30 days of each period indicated are annualized and divided by the fund's net asset value at the end of the period.
#
  PORTFOLIO MANAGER'S REPORT

Short-term bond securities generated respectable returns in the 6- and 12-month periods ended November 30, 2002. Continued economic sluggishness, poor equity returns, corporate malfeasance, and the threat of war increased demand for fixed-income securities, sending interest rates plunging to levels not seen in 40 years before recovering slightly in November. Bond prices rose in conjunction with falling rates. High-quality securities with longer maturities benefited most from the rally.

ECONOMY AND INTEREST RATES
     In the wake of the September 11, 2001, terrorist attacks, the economy was clearly in a recession. Unemployment was rising, industrial production was falling, and gross domestic product (GDP) growth was negative. In response, the Federal Reserve opened the monetary spigot and slashed the federal funds target rate to 1.25%, the final move being a 50-basis-point reduction on November 6. (One basis point equals 0.01%.)

The following table was depicted as a graph in the printed material.

                                        Federal
                    5-Year    2-Year      Funds
11/30/2001           4.06      2.84        2
12/31/2001           4.3       3.02        1.75
1/31/2002            4.37      3.16        1.75
2/28/2002            4.19      3.06        1.75
3/31/2002            4.84      3.72        1.75
4/30/2002            4.41      3.22        1.75
5/31/2002            4.35      3.19        1.75
6/30/2002            4.03      2.81        1.75
7/31/2002            3.446     2.234       1.75
8/31/2002            3.219     2.125       1.75
9/30/2002            2.56      1.683       1.75
10/31/2002           2.727     1.67        1.75
11/30/2002           3.268     2.056       1.25

     Over the course of the year, consumer and business measures suggested that the economy was responding to the Fed's stimulus, though progress was halting at best. Corporate accounting scandals, lackluster earnings growth, falling stock prices, and an unfriendly corporate financing environment all acted to undermine confidence. Growing fears of a military conflict with Iraq contributed to the economic and stock market uncertainty. Yet inflation remained subdued, allowing the Federal Reserve to maintain its relatively accommodative monetary stance.

PERFORMANCE AND STRATEGY
     Reflecting the low level of short-term interest rates, your fund returned 2.40% and 3.87% in the 6- and 12-month periods ended November 30, 2002, respectively. The fund surpassed its Lipper benchmark in both periods. Our focus on securities with high credit quality in a period of deteriorating fundamentals for many companies--particularly energy and telecommunications firms--contributed to the fund's outperformance. Below-average expenses were also a factor.

PORTFOLIO CHARACTERISTICS
                                           5/31/02      11/30/02
.................................................................
Weighted Average
Maturity (years)                               2.1           2.3
.................................................................
Weighted Average Effective
Duration (years)                               1.8           2.0
.................................................................
Weighted Average Quality *                      AA            AA

* Based on T. Rowe Price research.

     The fund managed to edge out its competitor group only by maintaining a patient, defensive posture throughout the difficult six months just past. At the time of our last report, we had begun rebuilding the fund's corporate bond exposure, rotating some higher-rated defensive holdings into lower-rated issues, especially in the industrial sector. BBB and below holdings, for example, had been increased to 24% at the end of May from 16% a year ago.

The following table was depicted as a pie chart in the printed material.

QUALITY CHARACTERISTICS

A              17%
AA             14%
AAA            50%
BB and Below   1%
BBB            18%

     We quickly reversed this strategy, however, as it became clear during the summer months that the economy would not recover as quickly as previously hoped, and as fears of a potential Middle East conflict and expanding corporate malfeasance gripped the market. We aggressively reduced corporate holdings from 46% to below 40% and took the riskier BBB and lower allocation from 24% at the end of May to a level closer to 18%. We successfully avoided defaults in the landmine-filled corporate bond market but suffered sharp price declines in some lower-rated corporate issues where news disappointed the markets. Holdings such as Dynegy, Mirant, Sprint Capital, Tyco International, U.S. West Communications, Coastal, First Energy, and others weighed down returns during the summer months.

TOP 5 SECTORS
                                      Percent of        Percent of
                                      Net Assets        Net Assets
                                         5/31/02          11/30/02
--------------------------------------------------------------------------------
Corporate Bonds and Notes                    46%               40%
.................................................................................
U.S. Government Obligations                  15                21
Mortgage-Backed Securities                   17                19
.................................................................................
Asset-Backed Securities                      15                12
.................................................................................
Short-Term Obligations                        6                 6

     The poor performance of these issues was offset by strong results for high-quality holdings, including governments and mortgage-backed securities (21% and 19% of assets, respectively) and top-tier corporate names such as AIG, Bell South, Gillette, McCormick, and Wal-Mart. Fortunately, we believe in maintaining a high degree of portfolio diversification to spread risk over many holdings. As a result, distressed corporate holdings represented a relatively small percentage of the overall portfolio, and the impact of their price declines on the fund's NAV was limited.

     Furthermore, the fund benefited from our decision to hold on to a portion of our corporate position (except WorldCom, which was sold following the disclosure of accounting fraud in June). Prices on most of the fund's distressed corporates recovered appreciably within the last month or two in response to improvement in the economic outlook and a sharp turn in market sentiment.

     With the outlook for economic growth improving once again, we have begun to rebuild our exposure to corporate bonds by focusing selectively on attractively priced, lower-rated names. At present, exposure to BBB and below rated issues stands at 19%. T. Rowe Price's extensive research capabilities continue to help us navigate today's uncharacteristically treacherous corporate bond landscape. Once market participants become more comfortable with the outlook for growth, we believe that the fundamental debt paying capability of these undervalued companies will be apparent to more market participants and the prices of their bonds will recover further.

     Since the beginning of 2002, we have maintained the fund's duration in a tight range between 1.8 and 2.0 years. This is shorter than it had been during the preceding year when rates fell dramatically. The new range, one we consider closer to the peer group average, reflects our recent belief that most of the drop in interest rates is behind us. In fact, as the economy shows further signs of recovering, it will become increasingly likely that the Fed will gradually increase rates from their historically low levels in an effort to avoid an excessive policy-induced inflation cycle.

OUTLOOK
     The Federal Reserve is likely to keep monetary policy accommodative until concrete signs of a sustained economic recovery emerge. Short-term rates are unlikely to fall further, but they could remain at current levels for the next six to 12 months. Intermediate- and long-term rates will probably stay at about current levels before rising modestly later in the first half of 2003 as the recovery gains traction. Given this environment, returns for short term securities are expected to remain low but relatively stable.

Respectfully submitted,

/s/

Edward A. Wiese

President and Chairman of the Investment Advisory Committee
December  19, 2002

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.

T. ROWE PRICE SHORT-TERM BOND FUND
--------------------------------------------------------------------------------
PERFORMANCE COMPARISON
     This chart shows the value of a hypothetical $10,000investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

The following table was depicted as a graph in the printed material.

                           Bond      bond
                Index      Fund      fill
11/30/1992      10000     10000     10000
11/30/1993      10612     10694     10694
11/30/1994      10693     10489     10489
11/30/1995      11798     11343     11343
11/30/1996      12496     11890     11890
11/30/1997      13244     12530     12530
11/30/1998      14206     13362     13362
11/30/1999      14696     13666     13666
11/30/2000      15710     14666     14666
11/30/2001      17286     16164     16164
11/30/2002      18184     16790     16790

AVERAGE ANNUAL COMPOUND TOTAL RETURN
     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Periods Ended  11/30/02           1 Year      3 Years      5 Years      10 Years
--------------------------------------------------------------------------------
Short-Term Bond Fund               3.87%        7.10%        6.03%         5.32%
.................................................................................
Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.

T. ROWE PRICE SHORT-TERM BOND FUND
--------------------------------------------------------------------------------
Unaudited
                                  For a share outstanding throughout each period
FINANCIAL HIGHLIGHTS
                      6 Months      Year
                         Ended     Ended
                      11/30/02   5/31/02   5/31/01   5/31/00   5/31/99   5/31/98
NET ASSET VALUE
Beginning of
period                 $ 4.75    $ 4.71    $ 4.52    $ 4.63    $ 4.69    $ 4.65
Investment activities
  Net investment
  income loss)           0.10*     0.25*     0.28*      0.26      0.26     0.27
  Net realized and
  unrealized gain loss)  0.01      0.04      0.19     (0.11)    (0.06)     0.04
  Total from
  investment activities  0.11      0.29      0.47      0.15      0.20      0.31

Distributions
  Net investment income (0.10)    (0.25)    (0.28)    (0.26)    (0.26)    (0.27)

NET ASSET VALUE
END OF PERIOD          $ 4.76    $ 4.75    $ 4.71    $ 4.52    $ 4.63    $ 4.69

RATIOS/SUPPLEMENTAL DATA
TOTAL RETURN^           2.40%*    6.24%*   10.61%*     3.39%     4.23%     6.87%

Ratio of total expenses
to average net assets  0.55%*+    0.55%*    0.59%*     0.72%     0.73%     0.72%

Ratio of net
investment income
(loss) to average
net assets             4.27%*+    5.11%*    5.99%*     5.74%     5.44%     5.82%

Portfolio turnover
rate                    67.0%+     49.9%    77.6%v     50.7%     51.6%     73.0%

Net assets, end of
period (in thousands) $874,078  $696,375  $468,633  $286,671  $324,098  $331,955

* Excludes expenses in excess of a 0.55% contractual expense limitation in effect through 9/30/04.
^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
+    Annualized
v Excludes the effect of the acquisition of Summit Limited Term Bond Fund's and Short-Term U.S. Government's Fund's assets.

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SHORT-TERM BOND FUND
--------------------------------------------------------------------------------
Unaudited                                                      November 30, 2002

STATEMENT OF NET ASSETS
                                                       Par/Shares          Value
                                                                In thousands
CORPORATE BONDS AND NOTES  40.0%
BANKING AND FINANCE  8.7%
ABN AMRO Bank
  Sr. Sub. Notes, 7.25%, 5/31/05                          $ 3,620        $ 3,948
AIG Sunamerica Global Financing XII,
  Sr. Notes, 144A 5.30%, 5/30/07                            3,450          3,575
Allstate Financial Global Funding,
  Sr. Notes, 144A, 5.25%, 2/1/07                            4,500          4,688
AT&T Capital Corporation
  Sr. Notes, 6.60%, 5/15/05                                 1,110          1,150
CIT Group
  Sr. Notes
     5.50%, 11/30/07                                        3,000          2,983
     7.50%, 11/14/03                                        2,140          2,205
Citigroup
  Sr. Notes
     4.125%, 6/30/05                                        3,000          3,112
     5.75%, 5/10/06                                         2,500          2,652
Countrywide Funding, Sr.
Notes, 5.25%, 5/22/03                                       3,450          3,502
First Union, Sr. Notes, 7.55%, 8/18/05                      4,750          5,300
FleetBoston Financial, Sr.
  Notes, 7.25%, 9/15/05                                     1,850          2,024
General Electric Capital,
  Sr. Notes, 5.00%, 6/15/07                                 6,000          6,223
Goldman Sachs Group,
  Sr. Notes, 144A, 6.75%, 2/15/06++                         4,100          4,427
International Lease Finance,
  MTN, 5.50%, 6/7/04                                        5,250          5,391
Keycorp, Sr. Sub. Notes, 6.75%, 3/15/06                     1,850          2,001
Lehman Brothers, Sr. Notes, 7.375%, 5/15/04                 4,675          4,985
Marshall & Ilsley Bank,
  Sr. Notes, 4.125%, 9/4/07                                 2,160          2,182
Merrill Lynch, Sr. Notes, 7.00%, 3/15/06                      225            246
Midland Bank, Sr. Sub. Notes, 7.625%, 6/15/06               4,300          4,823
Morgan Stanley Dean Witter,
  Sr. Notes, 6.10%, 4/15/06                                 1,700          1,812
PHH, MTN, 8.125%, 2/3/03                                    3,500          3,500
Phoenix Home Life Insurance,
  144A, 6.95%, 12/1/06                                      1,000          1,051
Provident Bank, Sr. Sub.
Notes, 7.125%, 3/15/03                                      1,725          1,737
St. Paul Companies, Sr. Notes, 5.75%, 3/15/07               2,475          2,517
Union Planters, Sr. Sub. Notes, 6.25%, 11/1/03                160            166
                                                                          76,200

T. ROWE PRICE SHORT-TERM BOND FUND
--------------------------------------------------------------------------------

                                                       Par/Shares          Value
                                                                In thousands
CONSUMER PRODUCTS AND SERVICES 7.6%
Clear Channel Communications,
  Sr. Notes, 7.875%, 6/15/05                              $ 2,740        $ 2,942
Cox Communications
  Sr. Notes
     6.15%, 8/1/03                                          4,036          4,026
     6.875%, 6/15/05                                        2,350          2,463
Dayton Hudson Corporation,
  Sr. Notes, 7.50%, 7/15/06                                 2,500          2,808
Diageo Capital, Sr. Notes, 6.625%, 6/24/04                  2,000          2,132
Eastman Kodak, Sr. Notes, 9.75%, 10/1/04                      350            386
Fred Meyer, Sr. Notes, 7.15%, 3/1/03                        3,000          3,034
Gillette, Sr. Notes, 3.50%, 10/15/07                        6,250          6,104
Grand Metropolitan Investment,
  Sr. Notes, Zero Coupon, 1/6/04                            3,675          3,592
Kellogg, Sr. Notes, 5.50%, 4/1/03                           3,000          3,034
Kraft Foods, Sr. Notes, 4.625%, 11/1/06                     4,850          5,010
McCormick, Sr. Notes, 6.40%, 2/1/06                         3,000          3,176
Nabisco, Sr. Notes, 6.125%, 2/1/03                            260            262
Philip Morris, Sr. Notes, 7.00%, 7/15/05                    5,000          5,313
Ralcorp Holdings, Sr. Notes, 8.75%, 9/15/04                 5,500          6,063
Sears Roebuck Acceptance,
  Sr. Notes, 6.75%, 9/15/05                                 4,500          4,572
Sony, Sr. Notes, 6.125%, 3/4/03                             2,300          2,326
Viacom, Sr. Notes, 6.40%, 1/30/06                           3,940          4,252
Wal-Mart, Sr. Notes, 6.55%, 8/10/04                         4,425          4,732
                                                                          66,227

ENERGY  1.9%
BP Canada Finance, Sr. Notes, 3.375%, 10/31/07              5,700          5,627
ConocoPhillips,
  Sr. Notes, 144A, 3.625%, 10/15/07                         6,350          6,242
PDV America, Sr. Notes, 7.875%, 8/1/03                      1,605          1,600
YPF Sociedad Anonima,
  Sr. Notes, 7.25%, 3/15/03                                 2,590          2,532
                                                                          16,001
INDUSTRIAL  8.4%
Agrium, Sr. Notes, 7.00%, 2/1/04                            1,000          1,025
Alcoa, Sr. Notes, 4.25%, 8/15/07                            4,950          5,049
Boeing Capital, Sr. Notes, 7.10%, 9/27/05                   4,250          4,577
Caterpillar Financial Services,
  Sr. Notes, 6.875%, 8/1/04                                 3,500          3,741
Daimler Chrysler North America,
  Sr. Notes, 6.90%, 9/1/04                                  5,000          5,306

T. ROWE PRICE SHORT-TERM BOND FUND
--------------------------------------------------------------------------------

                                                       Par/Shares          Value
                                                                In thousands
Dow Chemical
  Sr. Notes
     5.00%, 11/15/07                                      $ 3,000        $ 2,979
     7.00%, 8/15/05                                         3,325          3,553
Ford Motor Credit, Sr. Notes, 6.875%, 2/1/06                4,975          4,946
GMAC, Sr. Notes, 7.50%, 7/15/05                             5,000          5,225
Hertz, Sr. Notes, 8.25%, 6/1/05                             1,750          1,774
Hutchison Whampoa Finance
  Sr. Notes, 144A, 6.95%, 8/1/07                            4,500          4,921
International Paper, Sr. Notes, 8.00%, 7/8/03               4,675          4,819
Northrop Grumman, Sr. Notes, 8.625%, 10/15/04               5,550          6,097
Parker Hannifin, Sr. Notes, 5.65%, 9/15/03                    250            257
Praxair, Sr. Notes, 4.75%, 1/15/03                          4,000          4,094
Toyota Motor Credit, Sr. Notes, 5.625%, 11/13/03            3,250          3,365
Tyco International, Sr. Notes, 5.875%, 11/1/04              4,750          4,465
United Technologies, Sr. Notes, 6.625%, 11/15/04            3,250          3,498
Weyerhaeuser Company, Sr. Notes, 5.50%, 3/15/05             3,500          3,632
                                                                          73,323

MEDIA AND COMMUNICATIONS  4.2%
360 Communications, Sr. Notes, 7.125%, 3/1/03               3,250          3,293
AOL Time Warner, Sr. Notes, 5.625%, 5/1/05                  3,500          3,535
Bellsouth, Sr. Notes, 5.00%, 10/15/06                       5,200          5,401
British Telecommunications
  Sr. Notes, STEP, 7.875%, 12/15/05                         3,850          4,285
SBC Communications, Sr. Notes, 5.75%, 5/2/06                4,750          5,034
Sprint Capital, Sr. Notes, 5.70%, 11/15/03                  4,000          3,960
Telefonica Europe, Sr. Notes, 7.35%, 9/15/05                4,000          4,342
U.S. West Communications,
  Sr. Notes, 7.20%, 11/1/04                                 3,500          3,378
Verizon Global Funding,
  Sr. Notes, 6.125%, 6/15/07                                3,400          3,615
                                                                          36,843
TRANSPORTATION  2.2%
Amerco, Sr. Notes, 8.80%, 2/4/05                            2,000          1,200
Canadian National Railway, Sr.
Notes, 6.625%, 5/15/03                                      5,150          5,244
ERAC USA Finance, MTN, 144A, 6.625%, 2/15/05++              5,665          5,935
Norfolk Southern, Sr. Notes, 7.875%, 2/15/04                  125            133
Southwest Airlines, Sr. Notes, 8.75%, 10/15/03              2,100          2,201
Union Pacific, Sr. Notes, 5.84%, 5/25/04                    4,500          4,705
                                                                          19,418

T. ROWE PRICE SHORT-TERM BOND FUND
--------------------------------------------------------------------------------

                                                       Par/Shares          Value
                                                                In thousands
UTILITIES  7.0%
Alabama Power, Sr. Notes, 5.49%, 11/1/05                  $ 4,250        $ 4,447
American Electric Power,
  Sr. Notes, 6.125%, 5/15/06                                2,055          2,050
Arizona Public Service,
  Sr. Notes, 5.875%, 2/15/04                                2,750          2,809
CE Electric UK Funding,
  Sr. Notes, 144A, 6.853%, 12/30/04                         2,370          2,436
Coastal, Sr. Notes, 7.50%, 8/15/06                            950            779
Constellation Energy Group,
  Sr. Notes, 6.35%, 4/1/07                                  3,000          3,113
Consumers Energy Group, 1st Mtg., 6.00%, 3/15/05            3,900          3,880
DTE Energy, Sr. Notes, 6.00%, 6/1/04                        4,500          4,657
Dynegy, Sr. Notes, 8.125%, 3/15/05                          1,340            469
Energy East, Sr. Notes, 5.75%, 11/15/06                     5,000          5,158
Entergy Gulf States, 1st Mtg., 144A, 5.20%, 12/3/07         5,310          5,202
FirstEnegy, Sr. Notes, 5.50%, 11/15/06                      3,650          3,617
Mirant Americas, Sr. Notes, 7.625%, 5/1/06                  3,350          1,775
Niagara Mohawk Power, Sr. Notes, 5.375%, 10/1/04            5,000          5,156
Nisource Finance, Sr. Notes, 5.75%, 4/15/03                 3,300          3,300
Pinnacle West Capital, Sr. Notes, 6.40%, 4/1/06             3,300          3,243
PSEG Power, Sr. Notes, 6.875%, 4/15/06                      3,345          3,370
Sempra Energy, Sr. Notes, 6.80%, 7/1/04                     4,300          4,399
Utilicorp United, Sr. Notes, 7.00%, 7/15/04                 1,625          1,251
                                                                          61,111
Total Corporate Bonds and Notes (Cost  $344,442)                         349,123

ASSET-BACKED SECURITIES  12.4%
BMW Vehicle Owner Trust, Series 1999-A, Class A4
     6.54%, 4/25/04                                           909            915
Capital Auto Receivables Asset
  Series 2002-2, Class A4
     4.50%, 10/15/07                                        3,000          3,120
  Series 2002-2, Class CERT
     4.18%, 10/15/07                                        3,000          3,069
Chase Manhattan Auto Owner Trust,
  Series 2001-B, Class CTFS
     3.75%, 5/15/08                                         1,400          1,423
CIT RV Trust
  Series 1997-A, Class A6, 6.35%, 4/15/11                   1,025          1,057
  Series 1998-A, Class A4, 6.09%, 2/15/12                   3,823          3,934

T. ROWE PRICE SHORT-TERM BOND FUND
--------------------------------------------------------------------------------

                                                       Par/Shares          Value
                                                                In thousands
Citibank Credit Card Issuance Trust
     5.65%, 6/16/08                                       $ 7,000        $ 7,528
  Series 2000-A1, 6.90%, 10/15/07                          11,100         12,225
  Series 2000-A3, Class A3, 6.875%, 11/16/09                3,700          4,172
Comed Transitional Funding Trust,
  Series 1998-1, Class A5
     5.44%, 3/25/07                                         4,530          4,747
CPL Transition Funding, Series 2002-1, Class A1
     3.54%, 1/15/07                                         5,750          5,838
Dayton Hudson Credit Card Master Trust,
  Series 1998-1A
     5.90%, 5/25/06                                         3,200          3,284
Dealer Auto Receivables Trust,
  Series 2000-1, Class A3
     7.07%, 5/17/04                                         1,309          1,314
Deere John Owner Trust,
  Series 2001-A, Class A4, 3.78%, 9/15/08                   5,175          5,271
Harley Davidson Motorcycle Trust,
  Series 2001-1B, Class CTFS
     5.29%, 1/15/09                                         2,088          2,142
Honda Auto Receivables Owner Trust,
  Series 2002-1, Class A4
     4.22%, 4/16/07                                         6,000          6,207
MBNA Credit Card Trust
     6.90%, 1/15/08                                         7,000          7,701
  Series 1999-M, Class A, 6.60%, 4/16/07                   10,000         10,761
  Series 2000-A, Class C, 7.90%, 7/16/07                      250            271
Nissan Auto Receivables Owner Trust
  Series 2000-C, Class A3, 6.72%, 8/16/04                   1,992          2,028
  Series 2002-A, Class A4, 4.28%, 10/16/06                  1,000          1,034
Peco Energy Transition Trust,
  Series 1999-A, Class A3
     1.94%, 3/1/03                                            203            203
Regions Auto Receivables Trust, 2.63%, 1/15/07              5,000          4,994
Reliant Energy Transition Bond Trust,
  Series 2001-1, Class A1
     3.84%, 9/15/07                                         5,316          5,438
Salomon Smith Barney RV Trust,
  Series 2001-1, Class A3
     4.74%, 2/15/13                                         5,000          5,168
WFS Financial Owner Trust,
  Series 2000-4, Class A-4
     7.41%, 9/20/07                                         4,450          4,659
Total Asset-Backed Securities (Cost  $105,983)                           108,503

T. ROWE PRICE SHORT-TERM BOND FUND
--------------------------------------------------------------------------------

                                                       Par/Shares          Value
                                                                In thousands
U.S. GOVERNMENT MORTGAGE-
BACKED SECURITIES  16.4%

U.S. GOVERNMENT AGENCY OBLIGATIONS  14.4%
Federal Home Loan Mortgage
     4.50%, 10/1/07                                       $19,964        $20,383
     6.50%, 10/1/03 - 5/1/05                                  291            295
     10.00%, 7/1/03 - 10/1/05                                  25             26
PTC, 10.75%, 12/1/09                                           31             34
CMO
     4.105%, 10/27/31                                       5,000          5,017
     5.50%, 4/15/10 - 7/15/21                               8,000          8,243
     5.75%, 6/15/23                                           500            504
     6.00%, 1/15/08 - 7/15/24                               6,982          7,259
     6.50%, 4/15/21 - 5/15/27                              19,293         20,000
Federal National Mortgage Assn.
     5.00%, 1/1/09                                          4,693          4,787
     6.00%, 7/1/13 - 9/1/17                                 4,255          4,424
     7.00%, 6/1 - 9/1/03                                      581            586
     9.00%, 5/1/05                                            259            270
ARM
     3.991%, 12/1/02                                           35             35
     4.009%, 12/1/02                                          201            202
     4.013%, 12/1/02                                           34             35
     4.031%, 12/1/02                                          250            255
     4.069%, 12/1/02                                           12             12
     4.071%, 12/1/02                                          170            172
     4.103%, 12/1/02                                            4              4
     4.43%, 12/1/02                                           114            116
     4.50%, 12/1/02                                            27             27
     4.75%, 12/1/02                                            38             40
     4.982%, 12/1/02                                           52             54
     5.499%, 12/1/02                                          332            356
     6.817%, 12/1/02                                            8              9

T. ROWE PRICE SHORT-TERM BOND FUND
--------------------------------------------------------------------------------

                                                       Par/Shares          Value
                                                                In thousands
CMO
     5.50%, 3/25/30                                       $ 6,000        $ 6,135
     6.00%, 6/25/16 - 11/18/17                              2,482          2,557
     7.00%, 8/25/20                                           229            229
     9.00%, 1/25/08                                         2,978          3,229
Principal Only, 10/25/03                                      797            788
TBA
     5.00%, 1/1/32                                         15,000         15,206
     5.50%, 1/1/17                                         23,641         24,225
                                                                         125,514

U.S. GOVERNMENT GUARANTEED OBLIGATIONS  2.0%
Government National Mortgage Assn.

I
     8.50%, 2/15/05 - 3/15/06                                  88             93
     10.00%, 11/15/09 - 10/15/21                              144            161
     10.50%, 11/15/15                                          89            101
     11.50%, 3/15/10 - 12/15/15                               742            839
GPM, I
     9.50%, 8/15 - 10/15/09                                     2              2
     11.25%, 7/15 - 8/15/13                                    91            103
     11.75%, 8/15 - 9/15/13                                   227            259
Midget, I
     6.00%, 7/15/17                                         6,787          7,112
     7.00%, 9/15/12 - 12/15/13                              8,212          8,832
     8.00%, 5/15/07                                           205            221
     9.00%, 7/15/03 - 2/15/06                                  85             91
     9.50%, 8/15/03 - 4/15/05                                   9              9
     10.00%, 8/15 - 10/15/04                                   55             57
II
     10.00%, 10/20/20                                          24             27
GPM, 11.00%, 4/20/14                                           2              3
                                                                          17,910

Total U.S. Government Mortgage-Backed Securities
  (Cost  $141,922)                                                       143,424

T. ROWE PRICE SHORT-TERM BOND FUND
--------------------------------------------------------------------------------

                                                       Par/Shares          Value
                                                                In thousands
NON-U.S. GOVERNMENT MORTGAGE-
BACKED SECURITIES  2.6%

GMAC Commercial Mortgage Securities,
  Series 1998-C2
  Class A1, CMO, 6.15%, 11/15/07                          $ 3,051        $ 3,237
GSR Mortgage Loan Trust,
  Series 2001-1, Class A12, VR
     4.612%, 11/25/31                                       2,098          2,098
Mellon Residential Funding,
  Series 2001-HEIL, Class A3
     5.945%, 2/25/11                                          575            591
Money Store Home Equity Trust
  Series 197-C, Class AF8
     6.575%, 1/15/39                                        3,783          3,912
Morgan Stanley Dean Witter Capital,
  CMO, 5.38%, 1/15/39                                       5,903          6,133
Prudential Securities Secured Financing,
  Series 1999-NRF1
  Class A1, CMO, 6.074%, 1/15/08                              836            888
Residential Funding Mortgage,
  Series 1999-S3, Class A1, CMO
     6.50%, 1/25/29                                         1,986          2,007
Ryland Mercury Savings Trust,
  Series 1998-MS2, Class A
     VR, 4.832%, 12/1/02                                       35             35
Sovereign Bank Home Equity Loan Trust,
  Series 2000-1, Class A6
      7.25%, 2/25/15                                          635            686
Summit Mortgage Trust,
  Series 2002, Class A 1, CMO
     6.34%, 6/28/16                                         2,975          3,022
Washington Mutual, Series 2001-6, Class II,
     CMO, 5.997%, 2/25/31                                     166            166
Total Non-U.S. Government Mortgage-Backed Securities
  (Cost  $22,192)                                                         22,775

U.S. GOVERNMENT OBLIGATIONS/
AGENCIES  20.8%

U.S. GOVERNMENT AGENCY OBLIGATIONS  7.1%
Federal Home Loan Banks, 3.25%, 8/15/05                    10,000         10,138
Federal Home Loan Mortgage
     2.875%, 9/15/05                                       20,000         20,072
     5.75%, 7/15/03                                        17,000         17,452
Federal National Mortgage Assn.
     4.00%, 8/15/03                                        11,000         11,195
     5.25%, 1/15/03                                         3,250          3,265

T. ROWE PRICE SHORT-TERM BOND FUND
--------------------------------------------------------------------------------

                                                       Par/Shares          Value
                                                                In thousands
U.S. TREASURY OBLIGATIONS  13.7%
U.S. Treasury Bonds, 10.75%, 2/15/03                      $ 4,500        $ 4,586
U.S. Treasury Notes
     3.875%, 6/30/03                                       15,000         15,222
     5.75%, 11/15/05                                       46,500         50,725
     5.875%, 11/15/04                                      46,000         49,364
                                                                         119,897

Total U.S. Government Obligations/Agencies
 (Cost  $179,447)                                                        182,019

OTHER 1.3%
Government of Canada
     3.50%, 6/1/04 (CAD)                                    3,900          2,501
     6.00%, 9/1/05 (CAD)                                   13,275          8,975
University of Miami, 6.90%, 4/1/04, (MBIA Insured)             50             53
Total Other (Cost  $11,581)                                               11,529

MONEY MARKET FUNDS  11.2%
T. Rowe Price Reserve Investment Fund, 1.66% #             97,364         97,364
Total Money Market Funds (Cost  $97,364)                                  97,364

T. ROWE PRICE SHORT-TERM BOND FUND
--------------------------------------------------------------------------------

                                                                           Value
                                                                    In thousands
TOTAL INVESTMENTS IN SECURITIES
104.7% of Net Assets (Cost  $902,931)                                $  914,737
Other Assets Less Liabilities                                           (40,659)

NET ASSETS                                                           $  874,078
Net Assets Consist of:
Undistributed net investment income (loss)                           $   (2,105)
Undistributed net realized gain (loss)                                  (42,554)
Net unrealized gain (loss)                                               11,806
Paid-in-capital applicable to 183,525,831 shares of $0.01
par value capital stock outstanding; 1,000,000,000 shares
authorized                                                              906,931

NET ASSETS                                                           $   874,078

NET  ASSET VALUE PER SHARE $ 4.7

#    Seven-day yield
++ Security contains restrictions as to public resale pursuant to the Securities Act of 1933 and related rules -- total of such securities at period-end amounts to $10,362 and represents 1.2% of net assets
144A Security was purchased  pursuant to Rule 144A under the  Securities  Act of
     1933 and may not be resold subject to that rule except to qualified institutional buyers -- total of such securities at period-end amounts to $38,477 and represent 4.4% of net assets
ARM  Adjustable Rate Mortgage CAD Canadian Dollar
CMO  Collateralized Mortgage Obligatio
GPM  Graduated Payment Mortgage
MTN  Medium-Term Note PTC Pass-Through Certificate
STEP Stepped  coupon bond for which the coupon  rate of interest  will adjust on specified future date(s)
TBA  To Be Announced security was purchased on a forward commitment basis
VR   Variable Rate

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SHORT-TERM BOND FUND
--------------------------------------------------------------------------------
Unaudited

STATEMENT OF OPERATIONS
In thousands
                                                                        6 Months
                                                                           Ended
                                                                        11/30/02
INVESTMENT INCOME (LOSS)
Income
  Interest                                                             $ 19,114
  Securities lending                                                         10
  Total income                                                           19,124
Expenses
  Investment management                                                   1,328
  Shareholder servicing                                                     701
  Custody and accounting                                                     84
  Prospectus and shareholder reports                                         37
  Registration                                                               19
  Legal and audit                                                             8
  Directors                                                                   4
  Miscellaneous                                                               2
  Total expenses                                                          2,183
  Expenses paid indirectly                                                   (1)
  Net expenses                                                            2,182
Net investment income (loss)                                             16,942

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss)
  Securities                                                             (2,128)
  Foreign currency transactions                                             (13)
  Net realized gain (loss)                                               (2,141)
Change in net unrealized gain (loss) on securities                        3,859
Net realized and unrealized gain (loss)                                   1,718

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                                  $ 18,660


The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SHORT-TERM BOND FUND
--------------------------------------------------------------------------------
Unaudited

STATEMENT OF CHANGES IN NET ASSETS
In thousands
                                                           6 Months         Year
                                                              Ended        Ended
                                                           11/30/02      5/31/02
INCREASE (DECREASE) IN NET ASSETS
Operations
  Net investment income (loss)                            $ 16,942     $ 29,461
  Net realized gain (loss)                                  (2,141)       3,545
  Change in net unrealized gain (loss)                       3,859         (186)
  Increase (decrease) in net assets from operations         18,660       32,820

Distributions to shareholders
  Net investment income                                    (17,248)     (29,750)

Capital share transactions *
  Shares sold                                              288,580      401,342
  Distributions reinvested                                  15,474       26,827
  Shares redeemed                                         (127,763)    (203,497)
  Increase (decrease) in net assets from capital
   share transactions                                      176,291      224,672

NET ASSETS
Increase (decrease) during period                          177,703      227,742
Beginning of period                                        696,375      468,633

END OF PERIOD                                            $ 874,078    $ 696,375
  *Share information
  Shares sold                                               60,640       84,201
  Distributions reinvested                                   3,250        5,629
  Shares redeemed                                          (26,865)     (42,759)
  Increase (decrease) in shares outstanding                 37,025       47,071

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SHORT-TERM BOND FUND
--------------------------------------------------------------------------------
Unaudited                                                      November 30, 2002

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price Short-Term Bond Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 the 1940 Act) as a diversified, open-end management investment company and commenced operations on March 2, 1984. The fund seeks a high level of income consistent with minimal fluctuation in principal value and liquidity.

     The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

     VALUATION Debt securities are generally traded in the over the-counter market. Securities with original maturities of one year or more are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with original maturities less than one year are stated at fair value, which is determined by using a matrix system that establishes a value for each security based on bid-side money market yields.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     CURRENCY TRANSLATION Assets and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and ask prices of such currencies against U.S. dollars quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

T. ROWE PRICE SHORT-TERM BOND FUND
--------------------------------------------------------------------------------

     PREMIUMS AND DISCOUNTS Premiums and discounts on debt securities are amortized for financial reporting purposes.

     EXPENSES PAID INDIRECTLY Credits earned on temporarily uninvested cash balances at the custodian are used to reduce the fund's custody charges. Custody expense in the accompanying statement of operations is presented before reduction for credits, which totaled $1,000 for the six months ended November 30, 2002.

     OTHER Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by the fund on the ex-dividend date.


NOTE 2 - INVESTMENT TRANSACTIONS

     Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

     SECURITIES LENDING The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested in a money market pooled account by the fund's lending agent. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. At November 30, 2002, there were no securities on loan.

     OTHER Purchases and sales of portfolio securities, other than short-term and U.S. government securities, aggregated $139,008,000 and $106,704,000, respectively, for the six months ended November 30, 2002. Purchases and sales of U.S. government securities aggregated $272,770,000 and $143,929,000, respectively, for the six months ended November 30, 2002.

T. ROWE PRICE SHORT-TERM BOND FUND
--------------------------------------------------------------------------------

NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Temporary differences are not adjusted. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax basis balances have not been determined as of November 30, 2002.

     The fund intends to retain realized gains to the extent of available capital loss carryforwards. As of May 31, 2002, the fund had $40,327,000 of unused capital loss carryforwards, of which $20,817,000 expire in 2003, $10,744,000 expire in 2004, and $8,766,000 expire thereafter through 2009.

     At November 30, 2002, the cost of investments for federal income tax purposes was $902,931,000. Net unrealized gain aggregated $11,806,000 at period-end, of which $17,153,000 related to appreciated investments and $5,347,000 related to depreciated investments.


NOTE 4- RELATED PARTY TRANSACTIONS

     The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.10% of the fund's average daily net assets, and the fund's pro-rata share of a group fee. The group fee is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. The fund's portion of the group fee is determined by the ratio of its net assets to those of the group. At November 30, 2002, the effective annual group fee rate was 0.32%, and investment management fee payable totaled $226,000.

T. ROWE PRICE SHORT-TERM BOND FUND
--------------------------------------------------------------------------------

     Under the terms of the investment management agreement, the manager is required to bear any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, through September 30, 2004, which would cause the fund's ratio of total expenses to average net assets to exceed 0.55%. Thereafter, through September 30, 2006, the fund is required to reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the fund's ratio of total expenses to average net assets to exceed 0.55%. Pursuant to this agreement, $345,000 of management fees were not accrued by the fund for the six months ended November 30, 2002. At November 30, 2002, unaccrued fees in the amount of $961,000 remain subject to reimbursement by the fund through May 31, 2004, and $345,000 through September 30, 2006.

     In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund's transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. Expenses incurred pursuant to these service agreements totaled $511,000 for the six months ended November 30, 2002, of which $94,000 was payable at period end.

     Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund's Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the six months ended November 30, 2002, the fund was charged $42,000 for shareholder servicing costs related to the college savings plans, of which $36,000 was for services provided by Price and $8,000 was payable at period-end. At November 30, 2002, approximately 2.3% of the outstanding shares of the fund were held by college savings plans.

     The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the Retirement Funds (Retirement Funds) may invest. The Retirement Funds do not invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to special servicing

T. ROWE PRICE SHORT-TERM BOND FUND
--------------------------------------------------------------------------------

agreements, expenses associated with the operation of the Retirement Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Retirement Funds. Expenses allocated under these agreements are reflected as shareholder servicing expense in the accompanying financial statements. For the six months ended November 30, 2002, the fund was allocated $17,000 of Retirement Funds' expenses of which, $2,000 related to services provided by Price and $2,000 was payable at period-end. At November 30, 2002, approximately 0.1% of the outstanding shares of the fund were held by the Retirement Funds.

     The fund may invest in the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by Price Associates and/or its affiliates, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the six months ended November 30, 2002, totaled $547,000 and are reflected as interest income in the accompanying Statement of Operations

T. ROWE PRICE SHORT-TERM BOND FUND
--------------------------------------------------------------------------------

ABOUT THE FUND'S DIRECTORS AND OFFICERS

     Your fund is governed by a Board of Directors that meets regularly to review investments, performance, expenses, and other business matters, and is responsible for protecting the interests of shareholders. The majority of the fund's directors are independent of T. Rowe Price Associates, Inc. (T. Rowe Price); "inside" directors are officers of T. Rowe Price. The Board of Directors elects the fund's officers, who are listed in the final table. The business address of each director and officer is 100 East Pratt Street, Baltimore, MD 21202.

INDEPENDENT DIRECTORS

NAME
(DATE OF BIRTH)               PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
YEAR ELECTED*                 AND DIRECTORSHIPS OF OTHER PUBLIC COMPANIES

Calvin W. Burnett, Ph.D.      President, Coppin State College; Director,
(3/16/32)                     Provident Bank of Maryland
1993

Anthony W. Deering            Director, Chairman of the Board, President, and
(1/28/45)                     Chief Executive Officer, The Rouse Company,
1983                          real estate developers

Donald W. Dick, Jr.           Principal, EuroCapital Advisors, LLC,
(1/27/43)                     an acquisition and management advisory firm
2001

David K. Fagin                Director, Dayton Mining Corp. (6/98 to present),
(4/9/38)                      Golden Star Resources Ltd., and Canyon Resources
2001                          Corp. (5/00 to present); Chairman and President,
                              Nye Corp.

F. Pierce Linaweaver          President, F. Pierce Linaweaver & Associates,
(8/22/34)                     Inc., consulting environmental and civil engineers
1983

Hanne M. Merriman             Retail Business Consultant; Director,
(11/16/41)                    Ann Taylor Stores Corp., Ameren Corp.,
2001                          Finlay Enterprises, Inc., The Rouse Company, and
                              US Airways Group, Inc.

John G. Schreiber             Owner/President, Centaur Capital Partners, Inc.,
(10/21/46)                    a real estate investment company; Senior
1992                          Advisor and Partner, Blackstone Real Estate
                              Advisors, L.P.; Director, AMLI Residential
                              Properties Trust, Host Marriott Corp., and
                              The Rouse Company

Hubert D. Vos                 Owner/President, Stonington Capital Corp., a
(8/2/33)                      private investment company
2001

*Each independent director oversees 105 T. Rowe Price portfolios and serves until the election of a successor.

T. ROWE PRICE SHORT-TERM BOND FUND
--------------------------------------------------------------------------------

INDEPENDENT DIRECTORS (CONTINUED)

NAME
(DATE OF BIRTH)               PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
YEAR ELECTED*                 AND DIRECTORSHIPS OF OTHER PUBLIC COMPANIES

Paul M. Wythes                Founding  Partner,   Sutter  Hill  Ventures,
(6/23/33)                     a venture capital limited partnership, providing
2001                          equity capital to young high-technology
                              companies throughout the United States;
                              Director, Teltone Corp.

*Each independent director oversees 105 T. Rowe Price portfolios and serves until the election of a successor.


INSIDE DIRECTORS

NAME
(DATE OF BIRTH)
YEAR ELECTED**
[NUMBER OF T. ROWE PRICE      PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND
PORTFOLIOS OVERSEEN]          DIRECTORSHIPS OF OTHER PUBLIC COMPANIES

William T. Reynolds           Director and Vice President, T. Rowe Price and
(5/26/48)                     T. Rowe Price Group, Inc.; Director, T. Rowe Price
1997                          Global Asset Management Limited
[38]

James S. Riepe                Director and Vice President, T. Rowe Price; Vice
(6/25/43)                     Chairman of the Board, Director, and Vice
1983                          President, T. Rowe Price Group, Inc.; Chairman
[105]                         of the Board and Director, T. Rowe Price Global
                              Asset Management Limited, T. Rowe Price
                              Investment Services, Inc., T. Rowe Price
                              Retirement Plan Services, Inc., and T. Rowe Price
                              Services, Inc.; Chairman of the Board, Director,
                              President, and Trust Officer, T. Rowe Price Trust
                              Company; Director, T. Rowe Price International,
                              Inc., and T. Rowe Price Global Investment
                              Services Limited; Chairman of the Board,
                              Short-Term Bond Fund

M. David Testa                Chief Investment Officer, Director, and Vice
(4/22/44)                     President, T. Rowe Price; Vice Chairman of the
1997                          Board, Chief Investment Officer, Director, and
[105]                         Vice President, T. Rowe Price Group, Inc.;
                              Director, T. Rowe Price Global Asset Management
                              Limited, T. Rowe Price Global Investment Services
                              Limited, and T. Rowe Price International, Inc.;
                              Director and Vice President, T. Rowe Price Trust
                              Company

**Each inside director serves until the election of a successor.

#
T. ROWE PRICE SHORT-TERM BOND FUND
--------------------------------------------------------------------------------

OFFICERS

NAME (DATE OF BIRTH)
TITLE AND FUND(S) SERVED            PRINCIPAL OCCUPATION(S)

Connice A. Bavely (3/5/51)          Vice President, T. Rowe Price and
Vice President,                     T. Rowe Price Group, Inc.
Short-Term Bond Fund

Steven G. Brooks, CFA (8/5/54)      Vice President, T. Rowe Price and
Vice President,                     T. Rowe Price Group, Inc.
Short-Term Bond Fund

Jennifer A. Callaghan (5/6/69)      Assistant Vice President, T. Rowe Price
Assistant Vice President,
Short-Term Bond Fund

Joseph A. Carrier (12/30/60)        Vice President, T. Rowe Price,
Treasurer, Short-Term Bond Fund     T. Rowe Price Group, Inc., and T. Rowe Price
                                    Investment Services, Inc.

Patrick S. Cassidy (8/27/64)        Vice President, T. Rowe Price and
Vice President,                     T. Rowe Price Group, Inc.
Short-Term Bond Fund

Charles B. Hill (9/22/61)           Vice President, T. Rowe Price and
Vice President,                     T. Rowe Price Group, Inc.
Short-Term Bond Fund

Henry H. Hopkins (12/23/42)         Director and Vice President, T. Rowe Price
Vice President,                     Group, Inc., T. Rowe Price Investment
Short-Term Bond Fund                Services, Inc., T. Rowe Price Services,
                                    Inc., and T. Rowe Price Trust Company; Vice
                                    President, T. Rowe Price, T. Rowe Price
                                    International, Inc., and T. Rowe Price
                                    Retirement Plan Services, Inc.

Patricia B. Lippert (1/12/53)       Assistant Vice President, T. Rowe Price and
Secretary, Short-Term Bond Fund     T. Rowe Price Investment Services, Inc.

Cheryl A. Mickel (1/11/67)          Vice President, T. Rowe Price and
Vice President,                     T. Rowe Price Group, Inc.
Short-Term Bond Fund

David S. Middleton (1/18/56)        Vice President, T. Rowe Price, T. Rowe Price
Controller, Short-Term Bond Fund    Group, Inc., and T. Rowe Price Trust
                                    Company

Robert M. Rubino (8/2/53)           Vice President, T. Rowe Price and
Vice President,                     T. Rowe Price Group, Inc.
Short-Term Bond Fund

Edward A. Wiese, CFA (4/12/59)      Vice President, T. Rowe Price,
President, Short-Term Bond Fund     T. Rowe Price Group, Inc., and T. Rowe Price
                                    Trust Company; Director, Chief Investment
                                    Officer, and Vice President, T. Rowe Price
                                    Savings Bank

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

T. ROWE PRICE INVESTMENT SERVICES AND INFORMATION
--------------------------------------------------------------------------------
INVESTMENT SERVICES AND INFORMATION

KNOWLEDGEABLE SERVICE REPRESENTATIVES

     BY PHONE 1-800-225-5132. Available Monday through Friday from 7 a.m. until midnight ET and weekends from 8:30 a.m. until 5 p.m. ET.

     IN PERSON.  Available  in T. Rowe Price  Investor  Centers.  Please  call a
     service   representative   at   1-800-225-5132   or   visit   the   Web  at
     www.troweprice.com/investorcenter to locate a center near you.

ACCOUNT SERVICES

     AUTOMATED  24-HOUR  SERVICES  INCLUDING  TELE*ACCESS(R)and  Account  Access
     through   the  T.   Rowe   Price  Web  site  on  the   Internet.   Address:
     www.troweprice.com.

     AUTOMATIC INVESTING. From your bank account or paycheck.

     AUTOMATIC WITHDRAWAL. Scheduled, automatic redemptions.

     IRA REBALANCING. Ensuring that your accounts reflect your desired asset allocation.

BROKERAGE SERVICES *

     INDIVIDUAL INVESTMENTS. Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.

INVESTMENTINFORMATION

     CONSOLIDATED STATEMENT. Overview of all of your accounts.

     SHAREHOLDER REPORTS. Manager reviews of their strategies and results.

     T. ROWE PRICE REPORT. Quarterly investment newsletter.

     PERFORMANCE UPDATE. Quarterly review of all T. Rowe Price fund results.

     INSIGHTS. Educational reports on investment strategies and markets.

     INVESTMENT GUIDES. Asset Mix Worksheet, Diversifying Overseas: A Guide to International Investing, Retirement Planning Kit, Retirement Readiness Guide, and Tax Considerations Guide.

* T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.

T. ROWE PRICE PLANNING TOOLS AND SERVICES
--------------------------------------------------------------------------------

T. ROWE PRICE RETIREMENT SERVICES

     T. Rowe Price offers unique retirement resources that can help you meet a broad variety of planning challenges. Our retirement tools are suitable for individuals, the self employed, small businesses, corporations, and nonprofit organizations. We also provide recordkeeping, communications, and investment management services. For more information, call us at 1-800-IRA-5000, or visit our Web site at www.troweprice.com.

PLANNING TOOLS AND SERVICES

     T. ROWE PRICE(R) RETIREMENT INCOME MANAGER* helps retirees or those within two years of retirement determine how much income they can draw down in retirement. The program uses extensive statistical analysis and the input of a T. Rowe Price Advisory Counselor to suggest an income plan that best meets your objectives.

     RETIREMENT INCOME CALCULATOR. This free calculator, incorporating the analytic approach of the T. Rowe Price Retirement Income Manager program, simulates 500 potential market scenarios to estimate the probability of maintaining an income strategy throughout retirement.

     ROLLOVER INVESTMENT SERVICE* offers asset allocation and fund selection advice to those planning a 401(k) rollover from a previous employer after changing jobs or retiring.

     IRA REBALANCING SERVICE. T. Rowe Price will rebalance your IRA at the end of every quarter by exchanging shares between mutual fund accounts. This ensures that your accounts retain your desired asset allocation.

     QUALITY INFORMATION. Thousands of investors have made their personal choices with the help of our Retirement Readiness Guide, Retirement Planning Kit, IRA Insights, and Retirement Planning Worksheet.

INVESTMENT VEHICLES

     INDIVIDUAL RETIREMENT ACCOUNTS (IRAS)
     NO-LOAD VARIABLE ANNUITIES
     SMALL BUSINESS RETIREMENT PLANS

*Services of T. Rowe Price Advisory Services, Inc., a federally registered investment adviser. There are costs associated with these services.

T. ROWE PRICE MUTUAL FUNDS
--------------------------------------------------------------------------------

STOCK FUNDS                   BLENDED ASSET FUNDS         MONEYMARKET FUNDS++
DOMESTIC                      (CONTINUED)                 TAXABLE
Blue Chip Growth*             Retirement 2020             Prime Reserve
Capital Appreciation          Retirement 2030             Summit Cash Reserves
Capital Opportunity           Retirement 2040             U.S. Treasury Money
Developing Technologies       Retirement Income           TAX-FREE
Diversified Small-Cap         Tax-Efficient Balanced      California Tax-Free
  Growth                                                    Money
Dividend Growth               BOND FUNDS                  Maryland Tax-Free
Equity Income*                DOMESTIC TAXABLE              Money
Equity Index 500              Corporate Income            New York Tax-Free
Extended Equity Market        GNMA                          Money
  Index                       High Yield*                 Summit Municipal Money
Financial Services            Inflation Protected           Market
Growth & Income                 Bond                      Tax-Exempt Money
Growth Stock*                 New Income*
Health Sciences               Short-Term Bond             INTERNATIONAL/GLOBAL
Media & Telecommunications    Spectrum Income               FUNDS
Mid-Cap Growth*               Summit GNMA                 STOCK
Mid-Cap Value*                U.S. Bond Index             Emerging Europe &
New America Growth            U.S. Treasury                 Mediterranean
New Era                         Intermediate              Emerging Markets Stock
New Horizons                  U.S. Treasury               European Stock
Real Estate                     Long-Term                 Global Stock
Science & Technology*         DOMESTIC TAX-FREE           Global Technology
Small-Cap Stock*              California Tax-Free         International
Small-Cap Value*+               Bond                        Discovery+
Spectrum Growth               Florida Intermediate        International Equity
Tax-Efficient Growth            Tax-Free                    Index
Tax-Efficient Multi-Cap       Georgia Tax-Free Bond       International Growth &
  Growth                      Maryland Short-Term           Income*
Total Equity Market Index       Tax-Free Bond             International Stock*
Value*                        Maryland Tax-Free Bond      Japan
                              New Jersey Tax-Free Bond    Latin America
BLENDED ASSET FUNDS           Summit Municipal Income     New Asia
Balanced                      Summit Municipal            Spectrum International
Personal Strategy Balanced      Intermediate              BOND
Personal Strategy Growth      Tax-Free High Yield         Emerging Markets
Personal Strategy Income      Tax-Free Income*              Bond
Retirement 2010               Tax-Free Intermediate       International Bond*
                                Bond
                              Tax-Free Short-
                                Intermediate
                              Virginia Tax-Free Bond


For more information about T. Rowe Price funds or services, please contact us directly at 1-800-225-5132.

* T. Rowe Price Advisor Class available for these funds. The T. Rowe Price Advisor Class is offered only through financial intermediaries. For more information about T. Rowe Price Advisor Class funds, contact your financial professional or T. Rowe Price at 1-877-804-2315.

+    Closed to new investors.

++ Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

     Please  call  for  a  prospectus,   which  contains  complete  information,
     including risks, fees, and expenses. Read it carefully before investing.

     T. Rowe Price Investment Services, Inc. 100 East Pratt Street Baltimore, MD 21202

28549                                                          F55-051  11/30/02